UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2006
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
6500 Trowbridge Drive
El Paso, Texas 79905
(Address of principal executive offices)
(915) 775-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
     As described in its press release, dated January 18, 2006, and in its final prospectus, dated January 18, 2006 and filed on January 19, 2006 (the “Prospectus”), with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, Western Refining, Inc. (the “Company”) and the selling stockholders named therein (the “Selling Stockholders”) entered into an underwriting agreement on January 18, 2006 (the “Underwriting Agreement”) with the underwriters named therein (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 18,750,0000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), sold by the Company and 3,750,000 shares of the Company’s Common Stock sold by the Selling Stockholders, in each case at a price to the public of $17.00 per share ($15.85 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to an additional 3,375,000 shares of the Company’s Common Stock to cover over-allotments, if any.
     In the Underwriting Agreement, the Company and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On January 18, 2006, the Company announced that it had priced its initial public offering of 22,500,000 shares of Common Stock, including 18,750,000 of which were sold by the Company and 3,750,000 of which were sold by the Selling Stockholders and 3,375,000 shares of Common Stock to be sold by the Selling Stockholders to cover over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, dated January 18, 2006, among Western Refining, Inc., the selling stockholders named on Schedule B thereto, and the underwriters named on Schedule A thereto.

99.1*	Press Release, issued January 18, 2006.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Scott D. Weaver
	Name:	Scott D. Weaver
	Title:	Chief Administrative Officer

Dated: January 18, 2006

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Underwriting Agreement, dated January 18, 2006, among Western Refining, Inc., the selling stockholders named on Schedule B thereto, and the underwriters named on Schedule A thereto.

99.1*	Press release, issued January 18, 2006.

*	Filed herewith